Exhibit 99.1

Terra Innovatum Global and Uvation Sign Strategic 1 MWe Pilot Deployment with 100 MWe Expansion Option to Support Next-Generation AI and Modular Data Center Growth

The Companies Intend to Advance 1 SOLO Reactor Pilot with Expansion Option of 100
SOLOs to Power Uvation’s Rapidly Growing Data-Center Ecosystem

NEW YORK, NY / GLOBE NEWSWIRE / November 20th, 2025 / – Terra Innovatum Global N.V. (“Terra Innovatum” or the “Company”) (NASDAQ: NKLR), a developer of micro-modular nuclear reactors and Uvation Inc., an integrated technology provider enabling global AI infrastructure and specializing in the development of large-scale datacenters engineered to support dense, high-performance AI clusters , today announced the signing of a Letter of Intent (“LOI”) to launch a 1 MWe pilot program with a strategic option to scale up to 100 MWe supporting Uvation’s rapidly-growing AI and data center infrastructure needs.

In Picture: Conceptual Rendering of 1MWe Data Center Pilot Program powered by 1 SOLO unit.

“Uvation’s data center expansion requires infrastructure that is not only scalable, but fundamentally resilient. By integrating Terra Innovatum’s SOLO micro-modular reactor, we will offer a behind-the-meter energy source capable of delivering safe, stable, high-density power that traditional grids cannot guarantee,” said Alessandro Petruzzi, Co-Founder & CEO at Terra Innovatum. “SOLO adds built-in safety and provides redundancy - important for data centers, de-risking energy deployment during maintenance or shutdowns, ensuring continuity independent of power shortages, and enhancing cybersecurity protection. This enables next-generation, high-performance modular data centers powered by a clean, uninterrupted energy backbone – unlocking new possibilities for AI, HPC, and mission-critical workloads,” he continued.

Giordano Morichi, Founding Partner, Chief Business Development Officer & Investor Relations commented: “As AI infrastructure outpaces today’s grid, the constraint is no longer processing power – it’s reliable, cost-effective power. Uvation’s future commitment to behind-the-meter nuclear reflects a broader market reality: energy security now defines the speed at which AI can scale. SOLO fast-tracks AI commercialization by providing near-instant, CO₂-free, revenue-generating power while sidestepping the delays and capex overruns inherent to traditional grid-dependent solutions. This agreement also strengthens our commercial deployment and positions nuclear as the most viable path to support Uvation’s planned multi-gigawatt growth in the AI and data center sector.”

“Global demand for AI, driven by the US, and the need for sovereign cloud infrastructure is accelerating far faster than the available power to support it. Some of our off-takers forecast demand exceeding 1GW, yet current infrastructure and lack of readily available access to energy limit the scale of deployments,” shared Reen Singh, CEO of Uvation. He added: “Power shortages have been major forces in this industry’s project delays. By integrating Terra Innovatum’s SOLO reactor into our future roadmap, we will look to secure immediate power along with a reliable, behind-the-meter energy source that enables scalable AI, inference, and edge deployments. Our future 1MWe SOLO pilot program represents a critical first step, with a path to expand to 100 MWe across multiple sites and potentially several megawatt-scale installations throughout the US.”

ABOUT TERRA INNOVATUM & SOLOTM

Terra Innovatum’s mission is to make nuclear power accessible. We deliver simple and safe micro-reactor solutions that are scalable, affordable and deployable anywhere 1 MWe at a time.

Terra Innovatum is a pioneering force in the energy sector, dedicated to delivering innovative and sustainable power solutions. Terra Innovatum plans to leverage cutting-edge nuclear technology through the SOLO™ Micro-Modular Reactor (SMR™) to provide efficient, safe, and environmentally conscious energy. With a mission to address global energy shortages, Terra Innovatum combines extensive expertise in nuclear industry design, manufacturing, and installation licensing to offer disruptive energy solutions. Committed to propelling technological advancements, Terra Innovatum and SOLO™ are dedicated to fostering prosperity and sustainability for humankind.

It is anticipated that SOLO™ will be available globally within the next three years. Conceptualized in 2018 and engineered over six years by experts in nuclear safety, licensing, innovation, and R&D, SOLO™ addresses pressing global energy demands with a market-ready solution. Built from readily available commercial off-the-shelf components, the proven licensing path for SOLO™ enables rapid deployment and minimizes supply chain risks, ensuring final cost predictability. Designed to adapt with evolving fuel options, SOLO™ supports both LEU+ and HALEU, offering a platform ready to transition to future fuel supplies.

SOLO™ will offer a wide range of versatile applications, providing CO2-free, behind-the-meter, and off-grid power solutions for data centers, mini-grids serving remote towns and villages, and large-scale industrial operations in hard-to-abate sectors like cement production, oil and gas, steel manufacturing, and mining. It also has the ability to supply heat for industrial applications and other specialized processes, including water treatment, desalination and co-generation. Thanks to its modular design, SOLO™ can easily scale to deliver up to 1GW or more of CO2-free power with a minimal footprint, making it an ideal solution for rapidly replacing fossil fuel-based thermal plants. Beyond electricity and heat generation, SOLO™ can also contribute to critical applications in the medical sector by producing radioisotopes essential for oncology research and cancer treatment.

To learn more, visit: https://investors.terrainnovatum.com/. Follow us on X: https://x.com/TerraInnovatum and LinkedIn: https://www.linkedin.com/company/terra-innovatum-solo/.

FORWARD LOOKING STATEMENTS

This press release includes “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, opinions and projections prepared by Terra Innovatum’s management. Forward-looking statements generally relate to future events or future financial or operating performance, including pro forma and estimated financial information, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). For example, projections of future sales, EBITDA, Adjusted EBITDA and other metrics are forward-looking statements. The recipient can identify forward-looking statements because they typically contain words such as “outlook,” “believes,” “expects,” ” will,” “projected,” “continue,” “increase,” “may,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negatives or variations of these words or other comparable words and/or similar expressions (but the absence of these words and/or similar expressions does not mean that a statement is not forward-looking). These forward-looking statements specifically include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share and the potential success of Terra Innovatum’s strategy and expectations. Forward-looking statements, opinions and projections are neither historical facts nor assurances of future performance. Instead, they are based only on current beliefs, expectations and assumptions regarding the future of Terra Innovatum’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Terra Innovatum’s control. These uncertainties and risks may be known or unknown. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to Terra Innovatum; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; Terra Innovatum’s ability to manage future growth; Terra Innovatum’s ability to develop new products and services, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on Terra Innovatum’s future business; and the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. If any of these risks materialize or the Terra Innovatum’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements contained herein. In addition, forward-looking statements reflect Terra Innovatum’s expectations and views as of the date of this presentation. Terra Innovatum anticipates that subsequent events and developments will cause its assessments to change. However, while Terra Innovatum may elect to update these forward-looking statements in the future, each of them specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on the forward-looking statements, which speak only as of the date they are made.

CONTACTS

Giordano Morichi
Founding Partner, Chief Business Development Officer & Investor Relations
Terra Innovatum Global N.V.

E: g.morichi@terrainnovatum.com
W: www.terrainnovatum.com

Kaitlin Taylor

Vice President

Investor Relations
Alliance Advisors IR
E: TerraIR@allianceadvisors.com

Fatema Bhabrawala

Director

Media Relations
Alliance Advisors IR
E: TerraIR@allianceadvisors.com

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